EXHIBIT 99.3


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 MID-ATLANTIC 2002
                         SUPER-COMMUNITY BANK CONFERENCE
                           October 29th and 30th 2002

FORWARD-LOOKING STATEMENT

This information may contain "forward-looking statements" either expressed or implied which are made in good faith by Chester Valley Bancorp Inc. ("CVAL"), pursuant to the "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include statements with respect to CVAL's strategies, goals, beliefs, expectations, estimates, intentions, financial condition, results of operations, future performance and business of CVAL. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors.

Numerous competitive, economic, regulatory, legal and technological factors, among others, could cause CVAL's financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements. CVAL does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by or on behalf of CVAL.

WHO WE ARE

ORGANIZATION HISTORY

1922-Downingtown Building and Loan Founded
1987-Initial IPO
1988-Renamed First Financial Savings Bank
1989-Converted to Thrift Holding Company
1997-Name Changed to First Financial Bank
1998-Acquired Philadelphia Corporation for Investment Services
2001-Converted to Commercial Bank Charter
2001-Approval of Bank Holding Co. and Financial Holding Co.

                            HOLDING COMPANY STRUCTURE

                          Chester Valley Bancorp Inc.
                                  NASDAQ: CVAL
                                        |
                                        |
                ------------------------------------------------
                |                                               |
                |                                               |
      First Financial Bank                        Philadelphia Corporation
                                                  for Investment Services

  o  Commercial Bank                            o  Full Service Broker-Dealer
  o  9 Full Service Offices                     o  Registered Investment Advisor
  o  $585MM in Assets*                          o  2 Investment Offices
  o  $399MM in Deposits*
                                 *As of 9/30/02

STRONG MANAGEMENT TEAM

--------------------------------------------------------------------------------
                                           YEARS IN              PRIOR
NAME                   FUNCTION           FIN. SERV.          INSTITUTIONS
--------------------------------------------------------------------------------
Donna M. Coughey      President & CEO        30           Mellon, Marine Midland
                      (CVAL & FFB)

Louis Denton          Pres. & CEO - PCIS     19           Hopper Soliday & Co.

Richard Bertolet      EVP - Credit Admin.    34           Mellon

Colin N. Maropis      EVP - Lending          26           Sun Life of Canada

Mathew Kelly          EVP - Trust            17           PNC Advisors, Mellon

Albert S. Randa,CPA   CFO & Treasurer        31           KPMG, LLP

Chris Breslin         SVP - Retail           16           First Union, Chase

Margaret Leimkuhler   Chief Admin. Officer   18           Keystone, Frankford

Thomas Varley         SVP - Trust            28           Glenmede, Mellon

--------------------------------------------------------------------------------

OUR MARKETPLACE

CHESTER COUNTY, PENNSYLVANIA


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o  IN THE TOP 20 FASTEST-GROWING COUNTIES IN THE UNITED STATES.
o  CURRENTLY 161,811 HOUSEHOLDS, WITH FURTHER GROWTH OF 6.4% BY 2007.
o  AVERAGE HOUSEHOLD INCOME OF $105,561 EXPECTED TO GROW NEARLY 26% BY 2007.

SOURCE: SNL Financial, Claritas

FFB'S
BRANCH NETWORK
Chester County, PA


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


MARKET POSITION IN CHESTER COUNTY
AS A PERCENT OF TOTAL DEPOSITS


4th Largest of the 39 Banks Competing in Chester County
2nd Largest of the 10 Banks Headquartered in Chester County

SOURCE: FDIC Summary of Deposits as of 6/30/01

                                   TRANSITION
                         FROM THRIFT TO COMMERCIAL BANK

DRIVERS OF THE TRANSITION

o  Broaden Commercial Lending Scope
o  Emphasis on Business and Retail Core Deposits
o  Maximize Non-interest Revenue

RISK MANAGEMENT

We are highly focused on risk - evaluating it to ensure that it is either mitigated or well-balanced with the reward.

o  Credit Risk
   --Strong Credit culture and policy
   --Diversification of risks
   --Early detection system to monitor and remediate emerging substandard credits

o  Interest Rate Risk
   --Emphasis on total return
   --Focus on balancing risk vs. reward

DIVERSIFYING THE LOAN MIX

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                                 June 30, 1996
                                 -------------

Residential     Construction    Commercial R.E.  Commercial Business    Consumer
    63%              7%               10%                 3%               17%


                                 June 30, 2002
                                 -------------
Residential     Construction    Commercial R.E.  Commercial Business    Consumer
    32%              12%              19%                19%               18%

SMALL BUSINESS COMMERCIAL LOAN GROWTH


                                            FY          FY           1st Qtr
                                          6/30/01     6/30/02        9/30/02
                                          -------     -------        -------
Outstandings                              $3,062      $6,443         $8,524
% growth                                              110.4%          32.3%

# of loans                                135         181            216

NET CHARGE-OFFS TO LOANS


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                       6/30/1999       6/30/2000       6/30/2001       6/30/2002
                       ---------       ---------       ---------       ---------
FFB                      .06%            .08%            .03%            1.00%
Peer Group               .51%            .51%            .68%             .95%


Peer Group Source: FDIC Statistics on Depository
Institution Report (National Average)

NON-PERFORMING LOANS TO LOANS


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                       6/30/1999       6/30/2000       6/30/2001      6/30/2002
                       ---------       ---------       ---------      ---------
FFB                      .32%            .28%             .34%           .26%
Peer Group               .91%            .93%            1.17%          1.37%


Peer Group Source: FDIC Statistics on
Depository Institution Report (National Average)

LOAN LOSS RESERVE
TO NON-PERFORMING LOANS


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                       6/30/1999       6/30/2000       6/30/2001      6/30/2002
                       ---------       ---------       ---------      ---------
FFB                      370%            415%            452%           486%
Peer Group               110%            165%            114%           125%


Peer Group Source: FDIC Statistics on Depository
Institution Report (National Average)

BUILDING CORE DEPOSITS


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                                  JUNE 30, 1996
                                  -------------
             DDA/NOW         MMA         Savings        CDs
               18%           10%           11%          61%


                                 JUNE 30, 2002
                                 -------------

             DDA/NOW         MMA         Savings         CDs
               26%           17%           8%            49%

COMMERCIAL ACCOUNT GROWTH

                                            FY          FY           1st Qtr
                                          6/30/01     6/30/02        9/30/02
                                          -------     -------        -------
DDAs                                      $25,231     $31,045        $33,227
% Growth                                              23%            7%

Repo's                                    $2,428      $18,249        $24,289
% Growth                                              651%           33%

DEPOSITS (GROWTH AND MIX)


--------------------------------------------------------------------------------
$ Millions                             6/2001          6/2002       % CHANGE
--------------------------------------------------------------------------------
NON-INTEREST DDA                       $ 38.8          $ 44.9        + 15.7%
--------------------------------------------------------------------------------
NOW                                      43.5            55.3        + 27.1%
--------------------------------------------------------------------------------
SAVINGS                                  26.4            31.6        + 19.7%
--------------------------------------------------------------------------------
MMA                                      60.4            65.4        +  8.3%
--------------------------------------------------------------------------------
TOTAL CORE DEPOSITS                     169.1           197.2        + 16.6%
--------------------------------------------------------------------------------

PHILADELPHIA CORPORATION
FOR INVESTMENT SERVICES

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                                        Investment Advisory Fees
                                             (in thousands)

                             6/30/1999   6/30/2000   6/30/2001   6/30/2002
                             ---------   ---------   ---------   ---------
                               $521        $670        $762        $812

FFB TRUST DEPARTMENT


o  Refocused from Corporate Trust to Personal Trust
o  Hired Four Experienced Professionals
o  Trust Income Grew 10% in FY2002

TACTICS


o  Sales and Service Culture
o  Branch Advisory Boards
o  Target marketing & relationship management
o  Holistic approach to new markets
o  Effective use of technology
o  Continued focus on Trust & Investment Services

SALES CULTURE AND
SERVICE INITIATIVES

--------------------------------------------------------------------------------
                                  Actual                Actual        Projected
                                  Jun-01                Jun-02          Jun-03
--------------------------------------------------------------------------------
Consumer Loans Closed           $18,500,000         $51,000,000      $70,000,000
--------------------------------------------------------------------------------
Average per Branch              $   193,000         $   531,000      $   650,000
--------------------------------------------------------------------------------
Teller Referrals                    650                 1,556            1,900
Teller Close Ratio                  n/a                 21%              25%
--------------------------------------------------------------------------------
Cross-sell Ratio                   1.95%                2.8%             3.5%
(Best in Class 3.9%)
--------------------------------------------------------------------------------
Customer Survey                  80% - 85%            93% - 95%       95% - 98%
Very Satisfied!
--------------------------------------------------------------------------------

ADVISORY BOARDS


New Business - 1/01 - 6/02:

o  $8.7MM in commercial loans
o  $3.1MM in commercial deposits
o  $2.0MM in managed trust assets
o  $1.6MM in consumer loans
o  $1.5MM in consumer deposits

BRANCH EXPANSION

Kennett Square Branch opened in February 2002
o  Core Deposits                                    24%
o  Deposits                                         $15.4 million
o  Consumer Loans                                   $ 4.0 million
o  Small Business Loans                             $  .5 million
o  Investment Services                              $  .2 million

LEVERAGING TECHNOLOGY

o  100% Check Imaged
o  Advanced MCIF System for Targeted Marketing
o  eBank Real-Time Account Information
o  Systems Integration on Every Workstation

UVEST PROGRAM


                                                                 UVEST
                                       Actual (a)              Average(a)
                                       ---------               ----------
o  UVEST Investment Sales              $4,100,000              $2,700,000
o  Gross Revenues - 9 Months           $138,335                $135,000
o  No. of Trades                       275                     n/a
o  Average Sale per Trade              $15,000                 $20,000
o  Appointments Closed                 60%                     50%


(a) Based on 9 months of activity

FINANCIAL PERFORMANCE

ASSETS
(IN MILLIONS)


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          6/30/1998   6/30/1999   6/30/2000   6/30/2001   6/30/2002   9/30/2002
          ---------   ---------   ---------   ---------   ---------   ---------
            $377        $451        $507        $545        $566        $585

CAGR 11.83%(a)


(a) CAGR (Compound Annual Growth Rate) is for the period 6/30/97 to 6/30/02.

LOANS
(IN MILLIONS)


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          6/30/1998   6/30/1999   6/30/2000   6/30/2001   6/30/2002   9/30/2002
          ---------   ---------   ---------   ---------   ---------   ---------
            $279        $297        $337        $352        $370        $383

CAGR 7.66%(a)


(a) CAGR (Compound Annual Growth Rate) is for the period 6/30/97 to 6/30/02.

DEPOSITS

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                                    2000        2002
                                    ----        ----
        CDs                       $233,308    $188,812
        Core Deposits             $145,170    $197,168

CAPITAL RATIOS
AT JUNE 30, 2002


                                    CORE          TIER 1         RISK-BASED
                                    ----          ------         ----------
Regulatory Requirements (a)         5.00 %         6.00 %          10.00 %
Peer Group (b)                      8.03 %        10.56 %          13.17 %
FFB                                 9.35 %        13.80 %          15.04 %

CVAL                                9.97 %        14.75 %          15.99 %


(a) Regulatory Requirements based on well capitalized institution.
(b) Peer Group Source - FDIC Statistics on Depository Institutions Report (National Average)

NET INTEREST INCOME
(IN MILLIONS)


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6/30/1998   6/30/1999   6/30/2000   6/30/2001   6/30/2002   9/30/2001  9/30/2002
---------   ---------   ---------   ---------   ---------   ---------  --------
  $12.3       $13.7       $14.8       $15.1       $18.1       $4.3       $4.6

CAGR 10.35%(a)

(a) CAGR (Compound Annual Growth Rate) is for the period 6/30/97 to 6/30/02.

NON-INTEREST INCOME *
(IN THOUSANDS)


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6/30/1998   6/30/1999   6/30/2000   6/30/2001   6/30/2002   9/30/2001  9/30/2002
---------   ---------   ---------   ---------   ---------   ---------  ---------
  $4,114      $4,915      $5,466      $5,733      $6,010      $1,403     $1,657

CAGR 32.21%(a)


*Excludes Securities Gains/Losses

(a) CAGR (Compound Annual Growth Rate)is for the period 6/30/97 to 6/30/02.

DEPOSIT AND LOAN FEES
(IN THOUSANDS)


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6/30/1997  6/30/1998   6/30/1999   6/30/2000  6/30/2001   6/30/2002   6/30/2003*
---------  ---------   ---------   ---------  ---------   ---------   ----------
  $977       $1,117      $1,471      $1,652     $1,723      $1,911      $2,856


CAGR 14.36%(a)


*Three Months Annualized

(a) CAGR (Compound Annual Growth Rate) is for the period 6/30/97 to 6/30/02.

NET INCOME TREND
(IN THOUSANDS)


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6/30/1998   6/30/1999   6/30/2000   6/30/2001*  6/30/2002  9/30/2001   9/30/2002
---------   ---------   ---------   ----------  ---------  ---------   ---------
  $3,626      $4,213      $4,557      $4,003/     $5,575     $1,462      $1,465
                                      $4,569

CAGR 23.69%(a)


*6/30/2001 Data excludes non-recurring expenses.

(a) CAGR (Compound Annual Growth Rate) is for the period 6/30/97 to 6/30/02.

INTEREST RATE SENSITIVITY

                          CUMULATIVE GAP POSITION FYE

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          3 Months    6 Months    1 Year      3 Years      > 3 Years
          --------    --------    ------      -------      ---------
2001     ($28,232)   ($37,347)   ($38,228)    $43,604       $66,335
2002      $59,505     $72,441     $69,731     $91,985       $76,379

AVERAGE COST OF DEPOSITS


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    6/30/1998   6/30/1999   6/30/2000   6/30/2001   6/30/2002   9/30/2002
    ---------   ---------   ---------   ---------   ---------   ---------
      4.63%       4.42%       4.34%       4.65%       3.07%       2.26%

RETURN ON AVERAGE ASSETS

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      6/30/1998   6/30/1999   6/30/2000   6/30/2001*    6/30/2002   9/30/2002
      ---------   ---------   ---------   ----------    ---------   ---------
        1.07%       1.02%       0.94%       0.76%/       1.02%       1.00%
                                            0.90%


*6/30/2001 Data excludes non-recurring expenses.

RETURN ON AVERAGE EQUITY


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       6/30/1998   6/30/1999   6/30/2000  6/30/2001*    6/30/2002   9/30/2002
       ---------   ---------   ---------  ----------    ---------   ---------
         12.0%       12.6%       13.3%      10.5%/       13.2%       13.0%
                                            12.0%


*6/30/2001 Data excludes non-recurring expenses.

                               WHY WE ARE A GOOD
                                   INVESTMENT

                             Chester Valley Bancorp
                    Historical Share Price vs. S&P 500 Index


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                                   Cumulative
                                    Return(a)          CAGR(b)
                                   ----------          -------
CVAL                                 865.6%             16.0%
Index                                387.2%             10.9%

Source: Bloomberg
Note: All per share amounts have been adapted for stock dividends and stock splits.
(a) Return based on all cash dividends being reinvested into stock at the time of distribution.
(b) CAGR (Compound Annual Growth Rate) is for the period 3/27/87 to 6/30/02.

CHESTER VALLEY BANCORP
HISTORICAL DILUTED EARNINGS PER SHARE

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                     1996    1997(a)    1998    1999    2000    2001    2002
                     ----    -------    ----    ----    ----    ----    ----
                     $0.65    $0.73     $0.86   $0.98   $1.05   $0.92   $1.28


CAGR +12.0%(b)


Sources: SNL Financial, Bloomberg.
Note: All per share amounts have been adjusted for stock dividends and splits.
(a) 1997 figure excludes a one-time Savings Institutions Insurance Fund
    (SAIF) special assessment charge.
(b) CAGR (Compound Annual Growth Rate) is for the period 6/30/96 to 6/30/02.

CHESTER VALLEY BANCORP
FYE HISTORICAL DIVIDEND PER SHARE

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                     1996    1997    1998    1999    2000    2001    2002
                     ----    ----    ----    ----    ----    ----    ----
                     $0.15   $0.19   $0.27   $0.28   $0.32   $0.34   $0.40


17.8% CAGR(a)


Source: SNL Financial, Bloomberg
(a) CAGR (Compound Annual Growth Rate) is for the period 6/30/96 to 6/30/02.

CONTINUED INCREASES IN SHAREHOLDER VALUE


o  Cash dividend paid every year since 1987 IPO
o  5% stock dividend paid annually since 1991
o  Stock splits - 5:4 December 1993 and March 1997; 3:2 split in December 1998

                                     SUMMARY

SHAREHOLDER PROFILE


--------------------------------------------------------------------------------
10/22/02 or Most Recent Data    Number of               % Shares      Number of
Available (in thousands,         Shares    Market Cap  Outstanding  Shareholders
except number of                                                      (Actual)
shareholders)
--------------------------------------------------------------------------------
Number of shares outstanding     4,536      $81,821       N/A           1,802
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Institutional shares held per
13F Filings                        289      $ 5,206       6.4%             11
--------------------------------------------------------------------------------

Other Significant shareholders:
--------------------------------------------------------------------------------
Owners of 5% or more               559      $ 9,982      12.3%              2
--------------------------------------------------------------------------------
Chester Valley Bancorp Inc. ESOP   398      $ 7,107       8.8%            101
--------------------------------------------------------------------------------

MARKET MAKERS


        Boenning & Scattergood, Inc.
        F. J. Morrissey & Co., Inc.
        Ferris Baker Watts, Inc.
        Janney Montgomery Scott
        Cincinnati Exchange
        Goldman, Sachs & Co.
        Knight Securities L.P.

INVESTMENT HIGHLIGHTS


o  NASDAQ-Listed Company (Symbol: CVAL)
o  Market Capitalization of $82 Million*
o  Compelling Valuation*
   o  Price/2002 EPS: 14.1
   o  Price/Book Value: 178%
o  Directors and Executive Officers Own Approximately 21.56%


* Price as of October 22, 2002 was $18.04

INVESTMENT HIGHLIGHTS


o  Excellent Market Demographics
o  Experienced Management Team
   o  Consistent Performance
   o  Committed to Proven Operating Strategy
o  Solid Loan Quality
o  Strong Capital Position

CHESTER VALLEY BANCORP INC.

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